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                                                                   EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A into the Company's previously filed Registration Statements on Form S-8/S-3 filed on October 3,1997 and January 22, 1998.

                                                        ARTHUR ANDERSEN LLP

San Diego, California
April 23, 1999